Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR1

Attn:	Corporate Trust & Loan Agency/DBALT 2007-AR1
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N558188N
Date:	January 31, 2007

Cap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR1 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR1 dated as of January 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of January 31, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Cap Agreement
Trade Date:	January 12, 2007
Effective Date:	January 31, 2007
Termination Date:	January 25, 2012, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:
Fixed Rate Payer:	Counterparty
Settlement Date:	January 31, 2007
Fixed Amount:	$225,000.00

Floating Amounts:
Floating Rate Payer:	DBAG
Cap Strike Rate:	As set forth on Schedule I attached.
Cap Ceiling:	As set forth on Schedule I attached.
Floating Rate Payer Payment Date:	February 25, 2007
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on January 25, 2012, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:

With respect to each Payment Date, the product of (i) the excess (if any) of (x) the lesser of (a) the Floating Rate Option and (b) the Cap Ceiling, over (y) the Cap Strike Rate and (iii) the Floating Rate Day Count Fraction.

Spread	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N558188N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account #397077416 FFC to: DBALT 2007-AR1, Subordinate Cap Account #50980403

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR1

/s/ John Farrell Name: John Farrell Title: VP Date: 1/31/07 /s/ Mathew Hoff Name: Mathew Hoff Title: AVP Date: 1/31/07	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: 1/31/07

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Notional ($)	Strike	Ceiling
January 31, 2007	February 25, 2007	40,015,000.00	5.5624	9.9930
February 25, 2007	March 25, 2007	40,015,000.00	6.3897	9.9930
March 25, 2007	April 25, 2007	0.00	NA	NA
April 25, 2007	May 25, 2007	0.00	NA	NA
May 25, 2007	June 25, 2007	0.00	NA	NA
June 25, 2007	July 25, 2007	0.00	NA	NA
July 25, 2007	August 25, 2007	0.00	NA	NA
August 25, 2007	September 25, 2007	0.00	NA	NA
September 25, 2007	October 25, 2007	0.00	NA	NA
October 25, 2007	November 25, 2007	0.00	NA	NA
November 25, 2007	December 25, 2007	0.00	NA	NA
December 25, 2007	January 25, 2008	0.00	NA	NA
January 25, 2008	February 25, 2008	0.00	NA	NA
February 25, 2008	March 25, 2008	0.00	NA	NA
March 25, 2008	April 25, 2008	0.00	NA	NA
April 25, 2008	May 25, 2008	0.00	NA	NA
May 25, 2008	June 25, 2008	0.00	NA	NA
June 25, 2008	July 25, 2008	0.00	NA	NA
July 25, 2008	August 25, 2008	0.00	NA	NA
August 25, 2008	September 25, 2008	0.00	NA	NA
September 25, 2008	October 25, 2008	0.00	NA	NA
October 25, 2008	November 25, 2008	40,015,000.00	7.5201	9.9929
November 25, 2008	December 25, 2008	0.00	NA	NA
December 25, 2008	January 25, 2009	40,015,000.00	6.2897	9.9930
January 25, 2009	February 25, 2009	40,015,000.00	5.8077	9.9930
February 25, 2009	March 25, 2009	0.00	NA	NA
March 25, 2009	April 25, 2009	40,015,000.00	5.7269	9.9929
April 25, 2009	May 25, 2009	40,015,000.00	5.9348	9.9930
May 25, 2009	June 25, 2009	40,015,000.00	5.7270	9.9930
June 25, 2009	July 25, 2009	40,015,000.00	5.9346	9.9929
July 25, 2009	August 25, 2009	40,015,000.00	5.7279	9.9930
August 25, 2009	September 25, 2009	40,015,000.00	5.7314	9.9930
September 25, 2009	October 25, 2009	40,015,000.00	5.9490	9.9930
October 25, 2009	November 25, 2009	40,015,000.00	5.7552	9.9930
November 25, 2009	December 25, 2009	40,015,000.00	5.9775	9.9930
December 25, 2009	January 25, 2010	40,015,000.00	5.7751	9.9930
January 25, 2010	February 25, 2010	40,015,000.00	5.7824	9.9930
February 25, 2010	March 25, 2010	38,677,614.45	6.4587	9.9943
March 25, 2010	April 25, 2010	37,801,530.36	5.7860	9.9952
April 25, 2010	May 25, 2010	36,943,935.45	5.9990	9.9962
May 25, 2010	June 25, 2010	36,104,439.86	5.7903	9.9971
June 25, 2010	July 25, 2010	35,282,661.83	6.0013	9.9981
July 25, 2010	August 25, 2010	34,478,227.89	5.7929	9.9992
August 25, 2010	September 25, 2010	33,690,772.87	5.7940	10.0002
September 25, 2010	October 25, 2010	32,919,938.31	6.0051	10.0012
October 25, 2010	November 25, 2010	32,165,373.94	5.8094	10.0024
November 25, 2010	December 25, 2010	31,426,736.63	6.0287	10.0035
December 25, 2010	January 25, 2011	30,703,690.87	5.8238	10.0046
January 25, 2011	February 25, 2011	29,995,924.69	5.8257	10.0058
February 25, 2011	March 25, 2011	29,303,101.08	6.5040	10.0070
March 25, 2011	April 25, 2011	28,624,902.34	5.8282	10.0083
April 25, 2011	May 25, 2011	27,961,020.10	6.0443	10.0096
May 25, 2011	June 25, 2011	27,311,137.28	5.8348	10.0109
June 25, 2011	July 25, 2011	26,674,974.10	6.0486	10.0121
July 25, 2011	August 25, 2011	26,052,229.79	5.8408	10.0135
August 25, 2011	September 25, 2011	25,442,640.29	5.8497	10.0150
September 25, 2011	October 25, 2011	24,845,920.78	6.1487	10.0164
October 25, 2011	November 25, 2011	24,261,803.40	5.9981	10.0180
November 25, 2011	December 25, 2011	23,690,093.65	7.9358	10.0195
December 25, 2011	January 25, 2012	23,130,944.28	8.0333	10.0210